UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 30, 2010 (December 30, 2010)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware	001-33024	20-4745690
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 30, 2010, EV Properties L.P, a partnership wholly owned by EV Energy Partners, L.P. (the “Partnership”), along with certain institutional partnerships managed by EnerVest, Ltd., the owner of EV Management LLC and the owner of 71.25% of the interest in the Partnership’s general partner, closed the previously announced acquisition of oil and natural gas properties, including certain related commodity price hedges, located in the Barnett Shale from Talon Oil & Gas LLC.  The Partnership acquired a 31.02% interest in these assets for an adjusted purchase price of $295.9 million, subject to customary post-closing adjustments.   The acquisition was funded with $285 million in borrowings under its credit facility and available cash.

Talon Oil and Gas LLC is an EnCap Investments, L.P. (“EnCap”) sponsored company.  Two partnerships organized and managed by EnCap own 23.75% of our general partner and Mr. Gary R. Petersen, a director of EV Management LLC, is a senior managing director and founder of EnCap.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Subsequent to the funding of the acquisition described in Item 2.01 above, the total debt outstanding under the Partnership’s credit facility is $619 million.  The current borrowing base under the credit facility, after the closing of this acquisition, is $700 million.

Item 7.01. Regulation FD Disclosure.

After market closing on December 30, 2010, the Partnership issued a press release announcing that it, along with certain institutional partnerships managed by EnerVest, Ltd., the owner of EV Management LLC and the owner of 71.25% of the interest in the Partnership’s general partner, closed the previously announced acquisition of oil and natural gas properties, including certain related commodity price hedges, located in the Barnett Shale from Talon Oil & Gas LLC.  The Partnership acquired a 31.02% interest in these assets for an adjusted purchase price of $295.9 million, subject to customary post-closing adjustments.   Talon Oil and Gas LLC is an EnCap Investments, L.P. (“EnCap”) sponsored company.  Two partnerships organized and managed by EnCap own 23.75% of our general partner and Mr. Gary R. Petersen, a director of EV Management LLC, is a senior managing director and founder of EnCap.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01 Financial Statements and Exhibits.

(a)	The required financial statements will be filed no later than 75 days from the date of the closing of the acquisition.

(d)	Exhibits.

99.1	Press Release dated December 30, 2010, regarding the closing of the previously announced Barnett Shale acquisition.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: December 30, 2010	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief Financial Officer of EV Management LLC, general partner of EV Energy GP, L.P., general partner of EV Energy Partners, L.P

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 30, 2010, regarding the closing of the previously announced Barnett Shale acquisition.